UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 14, 2022

APARTMENT INCOME REIT CORP.

APARTMENT INCOME REIT, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

4582 SOUTH ULSTER STREET

SUITE 1700, DENVER, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE

(Former name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Income REIT Corp.)	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to the Master Leasing Agreement

On June 14, 2022, Apartment Income REIT, L.P. (“AIR OP”) entered into an amendment (the “Amendment”) to the Master Leasing Agreement, dated as of December 15, 2020 (as the same may have been amended, modified, or supplemented from time to time, the “Master Leasing Agreement”), to amend certain terms of the Master Leasing Agreement. The Amendment (i) eliminates the purchase option previously granted to AIR OP under the Master Leasing Agreement; (ii) excludes from the existing right of first offer in favor of AIR OP properties designated by Aimco Development Company, LLC (“DevCo”) to be used in a like-kind exchange; and (iii) grants a new right of first offer in favor of AIR OP with respect to certain real properties owned by DevCo or its subsidiaries that DevCo desires to sell within 12 months after the date on which such property has been stabilized.

The foregoing description of the Amendment to the Master Leasing Agreement does not purport to be complete and is qualified in its entirety by the full text of the Amendment to the Master Leasing Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to the Mezzanine Note Agreement and Notes

On June 17, 2022, Aimco JO Intermediate Holdings, LLC (the “Issuer”), AIR OP and AIR/Bethesda Holdings, Inc. entered into an Amendment to the Mezzanine Note Agreement and Notes in order to, among other things, amend the Issuer’s 5.2% Secured Mezzanine Notes due January 31, 2024 (the “Mezzanine Notes”) to (i) make the maturity date August 1, 2022, (ii) permit prepayments, and (iii) modify the definition of the “Make-Whole Amount.”

The foregoing description of the Amendment to the Mezzanine Note Agreement and Notes does not purport to be complete and is qualified in its entirety by the full text of the Amendment to the Mezzanine Note Agreement and Notes, which is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 21, 2022, Apartment Income REIT Corp. (“AIR”) issued a press release announcing that it has reached agreement with Apartment Investment and Management Company (“Aimco”) to cancel existing leases at four properties owned by AIR and leased to Aimco for the purpose of their development. Additionally, the press release addresses the matters addressed in item 1.01 of this report.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Master Leasing Agreement by and between Apartment Income REIT, L.P. and Aimco Development Company, LLC, dated as of June 14, 2022.
10.2	Amendment to Mezzanine Note Agreement by and between Apartment Income REIT, L.P. and Aimco Development Company, LLC, dated as of June 17, 2022.
99.1	Press Release dated June 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2022

APARTMENT INCOME REIT CORP.

/s/ Lisa R. Cohn
Lisa R. Cohn
President and General Counsel

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
/s/ Lisa R. Cohn
Lisa R. Cohn
President and General Counsel